united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/17

Item 1. Reports to Stockholders.

Marathon Value Portfolio

MVPFX

Semi-Annual Report

March 31, 2017

Fund Advisor:

Gratus Capital, LLC

3350 Riverwood Parkway, Suite 1550

Atlanta, GA, 30339

(800) 788-6086

www.marathonvalue.com

Dear Shareholder:

Marathon Value Portfolio shareholders were again fortunate beneficiaries of a rising stock market. We were also beneficiaries of the hard work and smart decisions made by workers and executives who made most of our companies more valuable in the last six months.

I have met with several of these executives in the past six months and feel we are in good hands. A big thank you to those executives and company employees. But the stock market was not alone in rising in the last six months. Executive pay continues to far outstrip the income of those who work for them. Sadly, our country’s divide along political, racial and economic lines seems to have deepened. Globally, tensions have risen between nations as well as among different groups in parts of the world.

Consumer, corporate, and governmental debt levels have all risen to new all-time highs. Consumers’ spending is constrained by debt interest and debt burdens. Corporations have increased their borrowing to repurchase shares and make acquisitions. This leverage may exacerbate any weakness in their businesses. Meanwhile, the Federal Reserve owns close to $4.5 trillion of government backed mortgages and treasury notes. They continue to reinvest interest and repayments. Politicians speak of government borrowing as a burden to future generations. I view it as a problem that will also confront the current generation of investors. With other countries’ appetite for our debt lessened, it may be difficult for them to sell off their holdings, and the government might continue borrowing with higher interest rates. Those debts could create problems in the near future.

We have had three businessmen presidents in the last 100 years. Herbert Hoover, who was a self-made mining millionaire, saw the roaring market of the 20’s continue in his first few months and left office with the stock market down over 80%. George W. Bush, a Harvard MBA, entered politics only after a spotty business career that ended with success as an owner of the Texas Rangers baseball club. The stock market at the end of his term was also lower than it was when he was first elected. Given this history, presidential precedents are not in our favor.

Money has flowed out of actively managed funds and into passively managed funds. In 2016, the swing was $2.1 trillion from active to passive. We have been beneficiaries of this change, since it has resulted in more inefficiencies in the market. Stocks trade in baskets regardless of actual worth and prospects. This lack of concern for companies’ fundamentals means that more opportunities are available for those able to distinguish wheat from chaff. I remain the largest shareholder in the fund and feel our holdings show good prospects. Thank you for your interest and ownership in Marathon Value Portfolio.

Very Truly Yours,

Marc Heilweil

Management Discussion and Analysis

Over the six-month period ending March 31, 2017, Marathon Value (“Marathon” or “the Fund”) eturnedr +8.68%. Marathon’s annualized performance since inception (March 28, 2000) is +8.07%. The comparable total returns for the S&P 500 benchmark are +10.12% and +4.69%. Since the Fund’s inception, the Fund’s cumulative total return has been +274.36%, versus the S&P 500’s cumulative total return of +118.17% for a total return differential of +156.19% for Marathon.

PERFORMANCE SUMMARY

	For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	Since Inception as of 3/31/17
Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%	3.10%	-23.33%	20.29%	15.87%	1.76%	12.91%	26.89%	7.37%	-1.96%	13.73%	274.36%

S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	118.17%

Annualized Total Returns
For the Periods Ended March 31, 2017
	One Year	Three Year	Five Year	Ten Year	Since
		Average	Average	Average	Inception

Marathon Value Portfolio	14.60%	7.68%	10.43%	7.09%	8.07%

S&P 500 Index	17.17%	10.37%	13.30%	7.51%	4.69%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, is 1.10%

*	March 28, 2000 is the date the Portfolio Manager assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

5385-NLD-05/12/2017

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through March 31, 2017. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

MANAGEMENT DISCUSSION

For the six-month period ended March 31, 2017, the Marathon Value Portfolio rose +8.68% versus the S&P 500 Total Return’s increase of +10.12%.

This six month period saw the market more clearly divided into two phases: After the presidential election, banks, manufacturing companies and raw materials sprung to life. In the next three months these groups fell back, and less cyclical companies did better. Information technology shares lagged noticeably after the election but were the strongest sector in the first calendar quarter. Wall Street traders like simplicity, and these broad movements obliged.

Our attention has been more focused on the progress of companies we own or might want to own. Our biggest contributor to performance in the 6 month period was Graco (GGG, +28.4%). Graco continues to have strong leadership. It reports earnings in only one way. When it makes a mistake, it is recognized and not excused. Its strong company culture makes it stand out, and its returns validate that call.

Lincoln Electric (LECO, +39.3%) was the second largest contributor. It balances its workforce such that downtimes don’t necessary lead to layoffs. As a leader in the welding business, it is poised to benefit from the construction of pipelines and the repair of bridges.

Out third largest contributor is Apple, Inc. (AAPL, +28.3%) who has benefitted from a changed perception by other investors.

The only material loser this period was Edwards Lifesciences Corporation (EW, -22%). We have owned the company for several years, and the valuation got ahead of itself. There were also concerns that the company’s TAVR system for heart valve replacements might not grow as fast as originally thought. Edwards’ leadership in the heart valve replacement arena gives it unique standing in the fiercely competitive medical technology space.

Overall, this year was one in which we stuck with companies that met our original criteria and found it difficult to start new positions which had a “margin of safety” as defined by Benjamin Graham.

The ferocity of bear markets often stems from the effects of new instruments. In 1987, it was “portfolio insurance”. In 2000, it was the concentration of investment dollars in technology sector funds. In 2007, it was mortgage backed securities and credit divestitures. Exchange traded funds (ETFs) create greater risk in today’s markets. Unlike mutual funds, ETFs are sold throughout the day. At the end of the day, ETF managers must use shares or hedges to make the net asset value work. In effect, ETFs are derivatives used by retail investors and hedge funds. As has happened in a few cases already, this rebalancing can distort the sector upon which the ETF is based. Under market stress, this instrument may not hold up well.

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
March 31, 2017

The Fund’s performance figures(*) for the periods ended March 31, 2017, compared to its benchmark:

			Five	Ten	Inception*** through
	Six	One	Year	Year	March 31, 2017
	Months	Year	(Annualized)	(Annualized)	(Annualized)
Marathon Value Portfolio	8.68%	14.60%	10.43%	7.09%	8.07%
S&P 500 Index **	10.12%	17.17%	13.30%	7.51%	4.69%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to pay most of the Fund’s operating expenses (with certain exceptions) in return for a “universal fee” of 1.10% (excluding indirect costs of investing in other investment companies and certain other expenses) of the Fund’s Net Assets. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is 1.10% per the Fund’s most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

***	Inception date is March 28, 2000.

Portfolio Composition as of March 31, 2017:

Sectors	Percentage of Net Assets
Information Technology	17.7%
Industrials	17.2%
Financial Services	15.7%
Consumer Discretionary	12.5%
Healthcare	9.9%
Consumer Staples	8.3%
Materials	7.1%
Energy	3.4%
Real Estate Investment Trusts	2.5%
Government Obligation	1.4%
Other	4.3%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2017

Shares		Fair Value
	COMMON STOCKS - 85.4%
	CONSUMER DISCRETIONARY - 11.5%
2,366	Adient PLC	$171,937
6,200	Advance Auto Parts, Inc.	919,212
12,600	Bed Bath & Beyond, Inc.	497,196
8,500	Genuine Parts Co.	785,485
4,368	John Wiley & Sons, Inc.	234,998
23,660	Johnson Controls Internet	996,559
15,300	Lowe’s Cos, Inc.	1,257,813
8,000	McDonald’s Corp.	1,036,880
2,950	Polaris Industries, Inc.	247,210
30,780	Reading International, Inc. *	478,321
7,000	Tiffany & Co.	667,100
8,000	Walt Disney Co./The	907,120
		8,199,831
	CONSUMER STAPLES - 8.3%
3,000	Archer-Daniels-Midland Co.	138,120
11,100	Campbell Soup Co.	635,364
12,700	Colgate-Palmolive Co.	929,513
6,300	Costco Wholesale Corp.	1,056,447
5,000	Kimberly-Clark Corp.	658,150
13,151	Koninklijke DSM NV - ADR	223,173
9,100	PepsiCo, Inc.	1,017,926
7,658	Procter & Gamble Co.	688,071
5,200	Walgreens Boots Alliance	431,860
3,115	Weis Markets, Inc.	185,810
		5,964,434
	ENERGY - 2.5%
6,600	ConocoPhillips	329,142
5,700	Devon Energy Corp.	237,804
5,323	Exxon Mobil Corp.	436,539
8,000	Phillips 66	633,760
5,500	Sasol Ltd. - ADR	161,700
		1,798,945
	FINANCIAL SERVICES - 13.3%
3,013	Alleghany Corp. *	1,851,971
3,000	Aon PLC	356,070
9,000	Bank of Nova Scotia	527,130
6,500	Berkshire Hathaway, Inc. *	1,083,420
36,000	BofI Holding, Inc. *	940,680
6,000	Leucadia National Corp.	156,000
5,030	M&T Bank Corp.	778,292
1,306	National Western Life Group, Inc.	397,233
11,000	New York Community Bancorp, Inc.	153,670
50,900	Northeast Bancorp	776,225

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2017

Shares		Fair Value
	FINANCIAL SERVICES - 13.3% (Cont.)
12,500	SunTrust Banks, Inc.	$691,250
19,530	US Bancorp	1,005,795
900	White Mountains Insurance	791,892
		9,509,628
	HEALTHCARE - 9.0%
13,497	Abbott Laboratories	599,402
4,700	Becton Dickinson and Co.	862,168
8,500	Bristol-Myers Squibb Co.	462,230
5,500	Cardinal Health, Inc.	448,525
14,600	Edwards Lifesciences Corp. *	1,373,422
7,000	GlaxoSmithKline PLC - ADR	295,120
6,845	Novartis AG - ADR	508,378
8,000	Novo Nordisk A/S - ADR	274,240
8,723	Pfizer, Inc.	298,414
5,778	QIAGEN NV *	167,382
8,500	Stryker Corp.	1,119,025
		6,408,306
	INDUSTRIALS - 16.9%
10,700	3M Co.	2,047,231
2,500	Atlas Air Worldwide Holdings, Inc. *	138,625
6,469	Eaton Corp. PLC	479,676
14,600	Emerson Electric Co.	873,956
9,800	Equifax, Inc.	1,340,052
2,300	Expeditors International of Washington, Inc.	129,927
4,000	Fastenal Co.	206,000
14,300	General Electric Co.	426,140
23,138	Graco, Inc.	2,178,211
8,300	Illinois Tool Works, Inc.	1,099,501
12,300	Lincoln Electric Holdings, Inc.	1,068,378
12,484	Raven Industries, Inc.	362,660
12,539	Secom Co., Ltd. - ADR	224,887
9,800	United Parcel Service, Inc.	1,051,540
6,000	Verisk Analytics, Inc. *	486,840
		12,113,624
	INFORMATION TECHNOLOGY - 17.7%
1,103	Alphabet, Inc. Class A *	915,005
750	Alphabet, Inc. Class C *	635,850
4,990	Analog Devices, Inc.	408,943
9,100	Apple, Inc.	1,307,306
6,700	Automatic Data Processing, Inc.	686,013
21,600	Avnet, Inc.	988,416
17,876	Cisco Systems, Inc.	604,209
22,500	Corning, Inc.	607,500
4,000	Donnelley Financial Solutions, Inc. *	77,160

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2017

Shares		Fair Value
	INFORMATION TECHNOLOGY - 17.7% (Cont.)
14,700	Global Payments, Inc.	$1,185,996
17,600	Intel Corp.	634,832
6,200	International Business Machines Corp.	1,079,668
11,400	Microsoft Corp.	750,804
31,600	Net 1 UEPS Technologies, Inc. *	386,468
9,000	TE Connectivity Ltd.	670,950
12,200	Texas Instruments, Inc.	982,832
8,080	Zebra Technologies Corp. *	737,300
		12,659,252
	MATERIALS - 6.2%
18,000	PPG Industries, Inc.	1,891,440
10,400	Silver Wheaton Corp.	216,736
21,200	Valspar Corp.	2,351,928
		4,460,104

	TOTAL COMMON STOCK (Cost $26,227,202)	61,114,124

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.5%
8,064	Colony Capital, Inc.	104,106
4,800	EastGroup Properties, Inc.	352,944
5,500	Pebblebrook Hotel Trust	160,655
34,720	Weyerhaeuser Co.	1,179,786
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $1,104,871)	1,797,491

Par Value
	BONDS AND NOTES - 7.2%
	CONSUMER DISCRETIONARY - 1.0%
200,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/2017	200,575
500,000	Sherwin-Williams Co., 1.35%, 12/15/2017	499,339
		699,914
	ENERGY- 0.9%
173,000	Canadian Natural Resources Ltd., 1.75%, 1/15/2018	172,997
265,000	Canadian Natural Resources Ltd., 5.70%, 5/15/2017	266,229
200,000	Statoil ASA, 1.25%, 11/9/2017	199,775
		639,001
	FINANCIAL SERVICES - 2.4%
240,000	Bank of Nova Scotia, 1.25% 4/11/2017	240,001
550,000	Bank of Nova Scotia, 1.38% 12/18/2017	549,835
44,810	Countrywide Asset-Backed Certificates, 1.64%, 4/25/2032 (A)	30,967
27,904	Countrywide Asset-Backed Certificates, 3.98%, 10/25/2032 (A)	10,344
33,316	Impac CMB Trust Series 2003-8, 1.88%, 10/25/2033 (A)	32,126
58,155	Impac CMB Trust Series 2004-4, 1.82%, 9/25/2034 (A)	55,988
258,000	Synovus Financial Corp., 5.13%, 6/15/2017	259,774
350,000	US Bank NA, 1.38%, 9/11/2017	350,171
245,000	Wells Fargo & Co., 5.63%, 12/11/2017	251,728
		1,780,934

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2017

Par Value		Fair Value
	GOVERNMENT OBLIGATION - 1.4%
1,000,000	US Treasury Note, 1.75%, 3/31/2022	$990,860

	HEALTHCARE - 0.9%
160,000	Aetna, Inc., 1.50%, 11/15/2017	159,994
250,000	Anthem, Inc., 1.88%, 1/15/2018	250,239
225,000	Covidien International Finance SA, 6.00%, 10/15/2017	230,465
		640,698
	INDUSTRIALS - 0.3%
200,000	General Electric Co., 1.60%, 11/20/2017	200,142

	MATERIALS - 0.3%
200,000	Ashland LLC, 3.88%, 4/15/2018	203,750

	TOTAL BONDS AND NOTES (Cost $5,187,257)	5,155,299

Shares
	PREFERRED STOCK - 0.6%
	MATERIALS - 0.6%
4,000	El du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)	$414,000

	SHORT-TERM INVESTMENT - 4.1%
2,963,210	Huntington Conservative Deposit Account, 0.05% (A)
	(Cost $2,963,210)	2,963,210

	TOTAL INVESTMENTS (Cost $35,791,118)(B) - 99.8%	$71,444,124

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	$134,712

	NET ASSETS - 100.0%	$71,578,836

*	Non-income producing securities.

ADR American Depositary Receipt.

CMB - Collateralized Mortgage Backed

(A)	Variable rate security; the rate shown represents the yield at March 31, 2017.

(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $35,760,775 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	35,985,933
Unrealized depreciation	(302,584)
Net unrealized appreciation	$35,683,349

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2017

ASSETS
Investment securities:
At cost	$35,791,118
At fair value	$71,444,124
Dividends and interest receivable	122,817
Receivable for fund shares sold	41,000
Other assets	8,113
TOTAL ASSETS	71,616,054

LIABILITIES
Investment advisory fees payable (a)	37,218
TOTAL LIABILITIES	37,218
NET ASSETS	$71,578,836

Net Assets Consist Of:
Paid in capital	$34,151,593
Undistributed net investment income	273,473
Accumulated net realized gain from security transactions	1,500,764
Net unrealized appreciation on investments	35,653,006
NET ASSETS	$71,578,836

Net Asset Value Per Share:
Shares:
Net Assets	$71,578,836
Shares of beneficial interest outstanding (b)	2,727,110

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$26.25

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS

	Six Months Ended
	March 31, 2017	Period Ended
	(Unaudited)	September 30, 2016 (b)
INVESTMENT INCOME
Dividends (net of foreign withholding tax of $6,583)	$578,363	$1,017,882
Interest	19,428	44,466
TOTAL INVESTMENT INCOME	597,791	1,062,348

EXPENSES
Investment advisory fees (a)	356,482	617,606
TOTAL EXPENSES	356,482	617,606

NET INVESTMENT INCOME	241,309	444,742

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain from investments and foreign currency transactions	1,501,106	811,768
Net change in unrealized appreciation on investments	3,628,878	3,115,067

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	5,129,984	3,926,835

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,371,293	$4,371,577

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Represents the period November 1, 2015, through September 30, 2016. See Note 1.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2017	Period Ended	Year Ended
	(Unaudited)	September 30, 2016 (a)	October 31, 2015
FROM OPERATIONS
Net investment income	$241,309	$444,742	$425,985
Net realized gain from investments and foreign currency transactions	1,501,106	811,768	446,011
Net change in unrealized appreciation on investments	3,628,878	3,115,067	1,415,163
Net increase in net assets resulting from operations	5,371,293	4,371,577	2,287,159

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(316,589)	(427,736)	(411,894)
From net realized gains	(838,375)	(446,836)	(1,149,058)
Net decrease in net assets from distributions to shareholders	(1,154,964)	(874,572)	(1,560,952)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	6,683,251	741,450	2,629,775
Reinvestment of distributions to shareholders	1,151,199	873,781	1,559,285
Payments for shares redeemed	(3,455,778)	(5,434,490)	(8,742,368)
Net increase (decrease) in net assets from shares of beneficial interest	4,378,672	(3,819,259)	(4,553,308)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,595,001	(322,254)	(3,827,101)

NET ASSETS
Beginning of Period	62,983,835	63,306,089	67,133,190
End of Period *	$71,578,836	$62,983,835	$63,306,089
* Includes undistributed net investment income of:	$273,473	$348,753	$358,108

SHARE ACTIVITY
Shares Sold	256,110	32,891	114,736
Shares Reinvested	45,865	39,396	69,829
Shares Redeemed	(136,575)	(234,759)	(377,905)
Net increase (decrease) from share activity	165,400	(162,472)	(193,340)

(a)	Represents the period November 1, 2015, through September 30, 2016. See Note 1.

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Period Ended		Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	March 31, 2017		September 30,		October 31,	October 31,		October 31,		October 31,	October 31,
	(Unaudited)		2016 (f)		2015	2014		2013		2012	2011

Net asset value, beginning of period	$24.59		$23.24		$23.01	$21.88		$17.72		$16.52	$15.39
Activity from investment operations:
Net investment income	0.09	(b)	0.17	(b)	0.15 (b)	0.13	(b)	0.12	(b)	0.13	0.10
Net realized and unrealized gain on investments	2.02		1.51		0.62	1.69		4.33		1.51	1.13
Total from investment operations	2.11		1.68		0.77	1.82		4.45		1.64	1.23

Less distributions from:
Net investment income	(0.12)		(0.16)		(0.14)	(0.08)		(0.14)		(0.11)	(0.10)
Net realized gains	(0.33)		(0.17)		(0.40)	(0.61)		(0.15)		(0.33)	—
Total distributions	(0.45)		(0.33)		(0.54)	(0.69)		(0.29)		(0.44)	(0.10)
Net asset value, end of period	$26.25		$24.59		$23.24	$23.01		$21.88		$17.72	$16.52
Total return (a)	8.68	% (h)	7.36	% (h)	3.46%	8.58%		25.48%		10.24%	8.03%
Net assets, end of period (000s)	$71,579		$62,984		$63,306	$67,133		$64,045		$50,357	$41,251

Ratio of expenses to average net assets (c)	1.10	% (g)	1.10	% (g)	1.10%	1.13	% (e)	1.21	% (d)	1.25%	1.25%
Ratio of net investment income to average net assets	0.74	% (g)	0.79	% (g)	0.65%	0.56%		0.61%		0.75%	0.64%

Portfolio Turnover Rate	3	% (h)	6	% (h)	12%	16%		10%		13%	16%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(d)	Effective March 8, 2013, the universal fee changed from 1.25% to 1.20%.

(e)	Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%.

(f)	Represents the period November 1, 2015 through September 30, 2016. See Note 1.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2017

1.	ORGANIZATION

Marathon Value Portfolio (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a former series of the Unified Series Trust (the “Predecessor Fund”), which in turn was the successor to the Marathon Value Portfolio, formerly of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003. The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Effective May 1, 2016, Gratus Capital LLC (“Gratus” or the “Advisor”) began serving as the Fund’s investment advisor. Prior to May 1, 2016, Spectrum Advisory Services, Inc. (“Spectrum”) served as the Fund’s advisor. The Fund changed its fiscal year end from October 31 to September 30.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2017, for the Fund’s investments measured at fair value:

			Level 3
		Level 2	(Other Significant
	Level 1	(Other Significant	Unobservable
Assets*	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Common Stocks	$61,114,124	$—	$—	$61,114,124
Real Estate Investment Trust (REITs)	1,797,491			1,797,491
Bonds and Notes	—	5,155,299	—	5,155,299
Preferred Stock	414,000	—	—	414,000
Short Term Investment		2,963,210	—	2,963,210
Total	$63,325,615	$8,118,509	$—	$71,444,124

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from Real Estate Investment Trusts (“REITs”) securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2014 to October 31, 2016, or expected to be taken in the Fund’s September 30, 2017 year end tax returns. The Fund identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2017

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $6,013,108 and $2,011,736, respectively.

4.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH RELATED PARTIES

Spectrum has served as the Fund’s investment adviser beginning March 28, 2000, and the investment advisory agreement with Spectrum (the “Current Agreement”) was last approved by shareholders on March 8, 2013 in connection with the Fund’s reorganization into the Trust. On February 17, 2016, Spectrum notified the Board that it intended to resign as adviser to the Fund effective upon the consummation of a transaction with Gratus, pursuant to which Gratus will purchase the goodwill of Marc Heilweil, the sole owner of Spectrum and the portfolio manager of the Fund since 2000 for cash consideration (the “Transaction”). “Goodwill” means Mr. Heilweil’s connection and relationship with the clients whose accounts he managed at Spectrum. Concurrent with the Transaction, Mr. Heilweil will become an employee of Gratus where he will serve as a portfolio manager. Following the Transaction, Spectrum will liquidate and wind down its affairs as soon as reasonably practicable. In order to provide continuous service to the Fund, Spectrum has recommended to the Board that, at the close of the Transaction, Gratus be hired to act as the investment adviser to the Fund. At an in-person meeting on March 24, 2016 (the “Board Meeting”), the Board approved the new advisory agreement with Gratus (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of a Fund. Therefore, shareholders were asked to approve the proposed New Advisory Agreement with Gratus. At the Board Meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of the Fund, and Gratus (the “Interim Advisory Agreement”). The Interim Advisory Agreement was effective for 150 days from the Board Meeting until the New Advisory Agreement was approved by shareholders. Both the New Advisory Agreement and the Interim Advisory Agreement are similar in all material respects to the Current Agreement. The Transaction closed May 1, 2016. Under the terms of New Advisory Agreement an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor provides investment advisory services and pays the Fund’s operating expenses (except for the following expenses, which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets.

For the six months ended March 31, 2017 Gratus earned fees of $356,482 based on the Advisory Agreement.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the six months ended March 31, 2017, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, the Advisor (as part of the universal fee) pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2017

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Advisor (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor (as part of the universal fee).

Compensation of Directors. Effective January 1, 2017, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $20,000, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2016 through December 31, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $16,000 for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2017, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,000, and the Audit Committee Chairmen receive a quarterly fee of $3,750.

Additionally, in the event an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust. Trustee Compensation is paid by the Trust and allocated between the funds of the Trust as discussed in Note 2. The Advisor pays the Fund’s portion of the Trustee’s expenses (as part of the universal fee). The total amount allocated to the Fund for the six months ended March 31, 2017, was $6,637.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2016	October 31, 2015
Ordinary Income	$427,736	$411,894
Long-Term Capital Gain	446,836	1,149,058
	$874,572	$1,560,952

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed			Post October	Unrealized	Total
Ordinary	Long-Term	Capital Loss	Other Book/Tax	Loss and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Differences	Year Loss	(Deprecation)	Earnings/(Deficits)
$327,953	$821,590	$—	$—	$—	$32,061,371	$33,210,914

The difference between the book basis and tax basis for unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations. Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, and return of capital distributions from C-Corporations, resulted in reclassification for the year ended September 30, 2016, as follows:

Paid	Undistributed Net	Accumulated
in	Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(26,361)	$26,361

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2017

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2017, Charles Schwab & Co. was the record owner of 78.17% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

7.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION
March 31, 2017 (Unaudited)

Renewal of Advisory Agreement – Marathon Value Portfolio*

In connection with a meeting held on February 16th and 17th, 2017, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Gratus Capital, LLC (the “Adviser”) and the Trust, with respect to the Marathon Value Portfolio ( the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Fund and the Advisory Agreement.

The Boards relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Quality and Extent of Services.

The Board noted that the Adviser was founded in 2005 with current assets under management of over $1.3 billion. The Board also noted that the Adviser provided clients with various financial planning services and customized asset management through separately managed accounts. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and remarked positively on their impressive educational resumes. The Board noted that the Adviser’s investment process was based on fundamental research and analysis using various financial information from several market sectors and the strategy sought undervalued companies with the potential to provide long-term growth and capital appreciation. The Board expressed satisfaction with the Adviser’s risk management and compliance processes. The Board noted that trades were monitored daily with monthly reports, and that the Fund executed trades through broker-dealers that were reviewed on an annual basis. The Board found that the Adviser reported no material compliance of litigation issues since the Advisory Agreement was previously approved. The Board discussed at length the integration of Spectrum personnel into the Adviser. The Board concluded that the Fund seemed to have benefitted from the additional resources available from a more robust organization. The Board concluded that the Adviser should continue to provide high quality service to the Fund and its shareholders.

Performance.

The Board reviewed performance data for the Fund, noting that it was categorized as a four-star Morningstar fund. Over the one-year period, the Board noted that the Fund had outperformed its peer group, the Morningstar Large Blend category and its benchmark, the S&P 500 Index. The Board continued that in the three- and five-year periods, the Fund had posted respectable, but less impressive, returns, lagging behind its peer group, Morningstar category and benchmark due to its conservative approach and stock selection. The Board acknowledged that the Fund’s conservative strategy dictated a cautious approach that held more cash and cash equivalents while waiting for an opportunity to buy on a market decline. However, the Board expressed satisfaction with the Fund overall, remarking that since inception in March 2000, the Fund has held a top quartile ranking and outperformed its peer group, Morningstar category and benchmark. The Board concluded that the Adviser should continue to provide reasonable results to the Fund and its shareholders and should be retained.

Fees and Expenses.

The Board noted the Adviser’s unitary fee of 1.10% under which the Adviser paid all ordinary operating expenses. The Board noted that the advisory fee was higher than the median fee and expense ratio of the peer group, but well within range of the Fund’s peer group and Morningstar category. It discussed that the unitary fee effectively provides a permanent expense cap for shareholders. After further discussion, the Board agreed that the advisory fee was not unreasonable.

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION
March 31, 2017 (Unaudited) (Continued)

Economies of Scale.

The Board discussed the size of the Fund and its prospects for growth and noted the Adviser anticipated reasonable growth in assets, concluding that the Fund had not yet achieved meaningful economies justifying breakpoints. However, the Adviser agreed that, as the Fund grows and the Adviser achieves economies of scale, the Adviser would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability.

The Board reviewed a profitability analysis in connection with the Adviser’s advisory relationship with the Fund, noting that the Adviser realized a modest profit. Given the successful quality of service provided, the Board concluded that it was satisfied that the Adviser’s profitability level associated with its relationship with the Fund was not excessive.

Conclusion.

Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for the Adviser was not unreasonable and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Marathon Value Portfolio
EXPENSE EXAMPLES
March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting solely of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	10/1/16	3/31/17	10/1/16-3/31/17*	10/1/16-3/31/17
	$1,000.00	$1,054.20	$5.63	1.10%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	10/1/16	3/31/17	10/1/16-3/31/17*	10/1/16-3/31/17
	$1,000.00	$1,019.45	$5.54	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

Marathon Value Portfolio
OTHER INFORMATION
March 31, 2017 (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III
17605 Wright Street
Omaha, NE 68130

ADVISOR
Gratus Capital, LLC
3350 Riverwood Parkway, Suite 1550
Atlanta, GA, 30339

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/5/17

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/5/17